                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          IDS Life Series Fund, Inc.
                       IDS Life Variable Annuity Fund A
                        IDS Life Variable Annuity Fund B
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

IDS LIFE
FUNDS
Proxy
Statement
Summary

APRIL 18, 1999

HERE'S A BRIEF OVERVIEW OF SOME OF THE CHANGES BEING RECOMMENDED FOR YOUR FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

WHY AM I BEING
ASKED TO VOTE?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, or responding by internet.

WHAT IS BEING VOTED ON?

At all regular meetings, shareholders elect Board members and ratify the selection of independent auditors. In addition, shareholders at this meeting will vote on proposals to change some of the investment policies.

WHAT DO BOARD MEMBERS AND INDEPENDENT AUDITORS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund. Independent auditors review the financial statements prepared for the Fund and give an opinion on whether they present fairly the financial position of the Fund.

WHAT CHANGES ARE PROPOSED TO FUND POLICIES?

Some policies no longer apply because of changes in the law. Others are being standardized to match the policies of other funds advised by AEFC. One policy is being added to permit borrowing and lending between Funds. You are being asked to eliminate, modify or add these policies. This will not change the way the Fund is managed.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

HOW DO I VOTE?

You can vote in one of four ways:

/1/  BY MAIL with the enclosed proxy
    card

/2/  BY TELEPHONE

/3/  THROUGH THE INTERNET

/4/  IN PERSON at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at 1-877-455-9621.

                                 IDS LIFE FUNDS

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 16, 1999

IDS Life Series Fund, Inc.
  -Equity Portfolio
  -Government Securities Portfolio
  -Income Portfolio
  -International Equity Portfolio
  -Managed Portfolio
  -Money Market Portfolio
IDS Life Variable Annuity Fund A
IDS Life Variable Annuity Fund B

Your Fund will hold a regular meeting of owners (referred to in this proxy statement as "shareholders") at 10:30 a.m. on June 16, 1999, at the First Bank Building, 650 South 3(rd) Avenue, Minneapolis, MN in Conference Room B on the 11th floor. This will be a joint meeting with all of the Funds listed above. You were a shareholder on April 18, 1999 and should vote on each proposal. Please read the proxy statement. Board members recommend that you vote FOR each proposal.

Please vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed card. You must vote separately for each Fund you own. The mailing address for the principal executive offices of the Fund is IDS Tower 10, Minneapolis, MN 55440-0010.

                                                                  April 18, 1999

                                PROXY STATEMENT

This is a combined proxy statement for all of the Funds listed on the previous page. There are four sections to this proxy statement:

SECTION                                                                      PAGE
-------------------------------------------------------------------------  ---------
A - Overview.............................................................          3

B - Fund Proposals.......................................................          4

C - Proxy Voting and Shareholder Meeting Information.....................         10

D - Fund Information.....................................................         12

Please be sure to read the proxy statement before you vote. You will receive a separate card for each Fund you own. It is important that you return your vote for each Fund. This proxy statement was first mailed to shareholders the week of April 18, 1999.

The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write Bob Severson at American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534 or call 1-800-862-7919.

                            PLEASE VOTE IMMEDIATELY.
   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE COST OF ADDITIONAL MAILINGS.
           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                CONTRACT HOLDERS
You have the right to instruct IDS Life Insurance Company ("IDS Life") or IDS Life Insurance Company of New York ("IDS Life of New York") on how to vote the shares held under your contract. You can do so by mail, telephone or internet. Just follow the instructions on the enclosed card. IDS Life and IDS Life of New York will vote any Fund shares for which they do not receive voting instructions in proportionately the same manner - either For, Against or Abstain - as shares for which they do receive instructions.

                              SECTION A - OVERVIEW

The Board of Directors/Managers (the "Board") of the Funds is asking for your vote on the following proposals. The proposals are described in detail in Section B.

           ------------------------------------------------------------------
               PROPOSAL                                   FUNDS AFFECTED
----------------------------------------------------------------------------------
(1) Elect Board members                                     All Funds
-------------------------------------------------------------------------

(2) Ratify the selection of independent                     All Funds
    auditors
-------------------------------------------------------------------------

(3) Change investment policies
    regarding:

           A:         Borrowing from or  A:         All Funds
                      lending money to
                      other funds

           B:         Prohibited         B:         All Life Series Funds
                      conflict of
                      interest

           C:         Senior securities  C:         All Life Series Funds

           D:         Transactions with  D:         Government Securities, International,
                      affiliates                    Managed

           E:         Other investment   E:         Money Market
                      companies

           F:         Pledging or        F:         Money Market
                      mortgaging

           G:         Exploration        G:         Money Market
                      programs

           H:         Control or manage  H:         Money Market

           I:         Concentration      I:         Equity, Income, Annuity Funds A&B
-------------------------------------------------------------------------
(4) Transact other business                                 All Funds
-------------------------------------------------------------------------

                           SECTION B - FUND PROPOSALS

                     PROPOSAL 1: ELECTION OF BOARD MEMBERS

WHO ARE THE NOMINEES FOR THE BOARD? The persons nominated to serve on the Board are listed below. Mr. Burwell, Ms. Keffeler, Mr. Kling and Mr. McBurney are nominees for each of the eight Funds. Mr. Jensen is a nominee for the six funds making up Life Series Fund. Mr. Alvero is a nominee for Annuity Funds A&B. Board members Edward Landes, Carl Platou and Gordon Ritz will be retiring and are not standing for reelection.

Each Board member will serve until the next shareholders' meeting called for the purpose of electing board members or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the meeting following their 72(nd) birthday. All of the nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your vote will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the Fund's shares voted at the meeting.

FOR ALL FUNDS:

RODNEY P. BURWELL                                     Born in 1939

Chairman, Xerxes Corporation (fiberglass storage tanks). Director,
Fairview Corporation, Strategist Funds, IDS Certificate Company.

JEAN B. KEFFELER                                      Born in 1945

Independent management consultant. Director, National Computer
Systems, Strategist Funds, IDS Certificate Company.

RICHARD W. KLING*          Board member since 1994    Born in 1940

President, IDS Life Series Fund, Inc. President and Chairman of the Board, IDS Life Variable Annuity Funds A&B. President and
Director, IDS Life. Senior Vice President - Products and Director,
American Express Financial Corporation ("AEFC"). Director, IDS
Certificate Company.

THOMAS R. MCBURNEY                                    Born in 1938

President, McBurney Management Advisors. Director, The Valspar
Corporation (paints), Wenger Corporation, Allina, Space Center
Enterprises, Greenspring Corporation, Strategist Funds, IDS
Certificate Company.

FOR LIFE SERIES FUND ONLY:

JAMES M. JENSEN*           Board member since 1998    Born in 1955

Vice President - Insurance Product Development and Management,
AEFC since January 1996. Vice President - Insurance Product
Development, IDS Life since January 1996. Director - Insurance
Actuarial Product Development, AEFC from 1992 to 1995.

FOR ANNUITY FUNDS A&B ONLY:

GUMER C. ALVERO*           Board member since 1998    Born in 1967

Vice President, AEFC since April 1998. Vice President and General
Manager - Variable Annuity Products Group, AEFA since April 1998.
Executive Assistant to President/CEO of AEFC from April 1996 to
April 1998. Program Manager in the Financial Institutions Group,
AEFC from April 1994 to April 1996.

 *Interested person by reason of being an employee of AEFC.

The Board does not have standing audit, nominating or compensation committees. For the year ended Jan. 31, 1999, the Board held 4 meetings. Average attendance at the Board was 95%. Mr. Jensen and Mr. Alvero joined their respective boards in July 1998 and each attended one of the two meetings held after they joined. Board members affiliated with IDS Life or AEFC are not paid by the Funds.

None of the nominees own any of the outstanding shares of the Funds.

WHO ARE THE FUND OFFICERS? Besides Mr. Kling, who is President/Chairman, the Fund's other officers are:

LORRAINE R. HART, born in 1951. Vice President Investments since 1989. Vice President - Insurance Investments, AEFC. Vice President - Investments, IDS Life.

JEFFREY S. HORTON, born in 1961. Vice President and Treasurer since 1998. Vice President and Corporate Treasurer, AEFC. Vice President and Treasurer, IDS Life.

TIMOTHY S. MEEHAN, born in 1957. Secretary since 1995. Vice President, Group Counsel and Secretary, AEFC.

WILLIAM A. STOLTZMANN, born in 1948. General Counsel and Assistant
Secretary since 1990. Vice President and Assistant General Counsel, AEFC. Vice President, General Counsel and Secretary, IDS Life.

PHILIP C. WENTZEL, born in 1961. Controller since 1998. Vice President - Finance, Risk Management Products, AEFC. Vice President and Controller, IDS Life.

In addition, for IDS Life Series Fund:

PAUL F. KOLKMAN, born in 1946. Vice President and Actuary since 1987. Vice President - Actuarial Finance, AEFC. Director and Executive Vice President, IDS Life.

Officers serve at the pleasure of the Board. All officers are salaried employees of IDS Life or AEFC and receive no compensation from the Funds.

                        PROPOSAL 2: RATIFY OR REJECT THE
                       SELECTION OF INDEPENDENT AUDITORS

IDS LIFE SERIES FUND, INC. The Board has selected KPMG Peat Marwick LLP to serve as the independent auditors for the Fund. This selection was made by the members of the Board who are not officers of the Fund or associated with IDS Life or AEFC.

ANNUITY FUNDS A&B. The Board has selected Ernst & Young LLP to serve as the independent auditors for the Fund. This selection was made by the members of the Board who are not officers of the Fund or associated with IDS Life or AEFC.

The audit services provided to the Fund include the examination of the annual financial statements and assistance in connection with filings with the Securities and Exchange Commission (the "SEC"). Representatives of KPMG Peat Marwick and of Ernst & Young are expected to be at the meetings and will have the opportunity to make a statement and answer questions.

RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to ratify the selection of the independent auditors. Ratification of the selection requires a vote by a majority of the shares present or represented at the meeting. If the selection of the independent auditors is not ratified, the Board will consider what further action must be taken.

                         PROPOSAL 3: APPROVE OR REJECT
                         CHANGES IN INVESTMENT POLICIES

The Fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. A few of these policies are no longer required to be fundamental, some need changes and others are no longer required at all. The Board recommends making the following changes to the Fund's fundamental investment policies:

A. CHANGE THE POLICY SO THAT THE FUND MAY BORROW FROM OR LEND MONEY TO OTHER FUNDS ADVISED BY AEFC. (Applies to: ALL FUNDS) If approved by shareholders, the Fund and all other Funds advised by AEFC or its affiliates intend to file a request for an exemptive order with the SEC that will permit them to participate in a borrowing and lending program. The Fund's existing policies do not allow these arrangements. If shareholders approve this proposal, and the SEC grants the exemptive relief, the Fund will adopt a new investment policy so that it may borrow from and lend money to the other Funds.

- WHY WOULD THE FUND WANT TO BORROW OR LEND MONEY? Normally, the Fund has enough cash on hand to satisfy all requests from shareholders who want to sell shares. However, sometimes the Fund may be short on cash while waiting for security trades to settle (typically a three business-day process). The Fund may use a bank line of credit to meet such an unusual event but it may be less costly to borrow from another Fund. It also benefits the Fund to lend money to an associated Fund on a short-term basis if it has cash available. The only circumstance under which the Fund would borrow or lend money is short-term cash needs to meet redemption requests.

B. ELIMINATE THE POLICY ADDRESSING A POTENTIAL CONFLICT OF INTEREST. (Applies to: EQUITY, GOVERNMENT SECURITIES, INCOME, INTERNATIONAL, MANAGED, MONEY MARKET) The Fund has a fundamental policy that prohibits it from buying securities of any company if an officer or board member of the Fund or of the Fund's investment adviser individually owns more than 1/2 of 1% of the securities of that company and together they own more than 5% of those securities. This policy originated with state securities laws designed to avoid conflicts of interest. These laws do not apply to the Fund. Both the Fund and AEFC have Codes of Ethics that address conflicts of interest. Under these Codes, procedures are in place to keep individuals who would stand to gain from the Fund's investments in an inappropriate way from doing so. The Board believes that Codes of Ethics are a better way to address these types of conflicts of interest because they can be tailored to the specific operating structures of an organization and to provide appropriate flexibility. The elimination of this policy will not change the way the Fund's assets are invested.

C. MODIFY THE POLICY PROHIBITING ISSUANCE OF SENIOR SECURITIES.  (Applies to:
EQUITY, GOVERNMENT SECURITIES, INCOME, INTERNATIONAL, MANAGED, MONEY MARKET) The Fund has a fundamental policy that prohibits it from issuing any senior security. The Board recommends that shareholders vote to replace the current policy with the following limitation: "THE FUND WILL NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940." The purpose of this change is to develop a standardized policy for all Funds. Generally a senior security is an obligation of the Fund that takes priority over the claims of the Fund's shareholders. The law prohibits the Fund from issuing most types of senior securities, but permits doing so if certain conditions are met. For example, the Fund may enter into a transaction that obligates it to pay money at a future date if cash is set aside to cover the obligation. This type of transaction may be considered a senior security. The revised policy will not change the way the Fund's assets are invested.

D. ELIMINATE THE POLICY PROHIBITING TRANSACTIONS WITH AFFILIATES.  (Applies to:
GOVERNMENT SECURITIES, INTERNATIONAL, MANAGED) The Fund has a fundamental policy limiting its ability to purchase securities from, or sell securities to, the Fund's advisor or any officer or board member of the Fund or the advisor. The Board believes that this policy should be eliminated because these transactions are prohibited by law and therefore the policy is not necessary.

E. RECLASSIFY AS NONFUNDAMENTAL THE FUND'S POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES. (Applies to: MONEY MARKET) The Fund has a fundamental policy prohibiting it from investing in other investment companies, such as country-specific funds, except by purchases in the open market where the dealer's or sponsor's profit is the regular commission. The Board recommends that this policy be changed to non-fundamental to conform with the standard policy used by the other Funds. Changing this policy to non-fundamental will not have any impact on the Fund's investment practices.

F. ELIMINATE THE POLICY PROHIBITING THE FUND FROM PLEDGING OR
MORTGAGING. (Applies to: MONEY MARKET) The Fund has a fundamental policy that it may not pledge or mortgage more than 15% of its assets as collateral for loans or for other purposes. This requirement is based on a state law that no longer applies. While the Board recommends elimination of the policy on pledging or mortgaging assets, the Fund continues to have a fundamental policy limiting its ability to borrow. The elimination of this policy will not change the way the Fund's assets are invested.

G. ELIMINATE THE POLICY PROHIBITING INVESTMENT IN EXPLORATION AND DEVELOPMENT PROGRAMS. (Applies to: MONEY MARKET) The Fund has a fundamental policy that it may not invest in any oil, gas or other mineral exploration or development programs. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

H. ELIMINATE THE POLICY PROHIBITING INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGING THE COMPANY. (Applies to: MONEY MARKET) The Fund has a fundamental policy that it may not invest in any company for purposes of exercising control or management. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

I. CHANGE THE POLICY REGARDING CONCENTRATION. (Applies to: EQUITY, INCOME, ANNUITY FUND A, ANNUITY FUND B) The Board recommends that shareholders vote to replace the current policy with the following limitation: "THE FUND WILL NOT CONCENTRATE IN ANY ONE INDUSTRY." According to the current interpretation by the SEC, this means no more than 25% of a Fund's assets, based on current market value at time of purchase, can be invested in any one industry. The purpose of this proposed change is to develop a standardized policy for all Funds. The revised policy will not change the way the Fund's assets are invested.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed changes in the fundamental policies. The changes must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the changes are not approved, the Fund will continue to operate in accordance with its current investment policies.

                          SECTION C - PROXY VOTING AND
                        SHAREHOLDER MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

VOTING. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed cards returned without instructions will be voted in favor of all proposals.

Shares issued by the Fund vote together with shares of other Funds issued by the same corporation on the election of board members and ratification of independent auditors. Shares vote by Fund on the changes of fundamental investment policies. All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Abstentions are treated as a vote against a proposal. Broker non-votes (shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote) will be counted toward a quorum. In determining whether a proposal received the affirmative vote of 67% of the shares voted at the meeting, broker non-votes will be disregarded in the calculation. In determining whether a proposal received the affirmative vote of 50% of the outstanding shares, broker non-votes will be treated as a vote against the proposal.

In voting for Board members, Life Series Fund shareholders may vote all shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

REVOKING YOUR PROXY. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

JOINT PROXY STATEMENT/SIMULTANEOUS MEETINGS. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each Fund. The regular meeting of shareholders will be a joint meeting for all Funds. All the meetings will be held simultaneously. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will consider the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote as promptly as possible. The Fund will pay the expenses for the proxy material and the postage for Life Series Fund. IDS Life will pay the expenses for the proxy material and the postage for Annuity Funds A&B. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact by financial advisors. The expenses of supplementary solicitation will be paid by the Fund for Life Series Fund and by IDS Life for Annuity Funds A&B.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Fund does not hold regular meetings of shareholders on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If you have a proposal you believe should be presented to all shareholders, send the proposal to the President. The proposal will be considered at a meeting of the Board as soon as practicable.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 60 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. The Fund will pay the costs of any additional solicitation and of any adjourned meeting for Life Series Fund. IDS Life will pay the costs of any additional solicitation and of any adjourned meeting for Annuity Funds A&B.

                          SECTION D - FUND INFORMATION

This section contains background information about your Fund.

THE FUND'S ADVISER AND DISTRIBUTOR. IDS Life, IDS Tower 10, Minneapolis, MN 55440-0010, is the manager and distributor for each of the Funds listed below. AEFC is the investment adviser for each of the Funds. IDS Life is a wholly-owned subsidiary of AEFC. AEFC is a wholly-owned subsidiary of American Express, World Financial Center, New York, NY 10285.

                       TABLE D-1. FUND SIZE AND 5% OWNERS
                              as of Jan. 31, 1999

                                                    OUTSTANDING
           FUND                NET ASSETS          UNITS/SHARES        5% OWNERS
---------------------------  ---------------  -----------------------  ----------
Annuity Fund A               $   442,536,847         16,169,906           None
Annuity Fund B                   865,299,921         26,404,882           None
Equity                         1,008,854,878             76,589           (1)
Government Securities             18,119,142            162,768           (2)
Income                            95,580,222             34,813           (3)
International Equity             267,493,121            100,000           (4)
Managed                          668,994,971            147,785           (5)
Money Market                      40,530,870             95,203           (6)

(1)IDS Life owns 71,006 shares (92.71%) of the Fund.
  IDS Life of New York, 20 Madison Ave. Extension, Albany, NY 12203 owns 5,583 shares (7.29%) of the Fund.

(2)IDS Life owns 144,359 shares (88.69%) of the Fund.
  IDS Life of New York owns 18,409 shares (11.31%) of the Fund.

(3)IDS Life owns 32,056 shares (92.08%) of the Fund.
  IDS Life of New York owns 2,757 shares (7.92%) of the Fund.

(4)IDS Life owns 94,920 shares (94.92%) of the Fund.
  IDS Life of New York owns 5,080 shares (5.08%) of the Fund.

(5)IDS Life owns 137,056 shares (92.74%) of the Fund.
  IDS Life of New York owns 10,729 shares (7.26%) of the Fund.

(6)IDS Life owns 88,663 shares (93.13%) of the Fund.
  IDS Life of New York owns 6,540 shares (6.87%) of the Fund.

                                                                            Life

    --------------------------------------------------------------------------
                VOTE TODAY BY MAIL, TOUCH-TONE PHONE,  OR THE INTERNET
                ------------------------------------------------------
           CALL TOLL-FREE: 1-800-597-7014 OR BY ACCESSING WWW.PROXYWEB.COM
    --------------------------------------------------------------------------

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET.

***  CONTROL NUMBER:  999 999 999 999 99  ***
                 V Please fold and detach card at perforation before mailing V

FUND NAME
PRINTS HERE                                      PROXY/VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/MANAGERS.

The undersigned hereby appoints Richard W. Kling, Timothy S. Meehan and William
A. Stoltzmann, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on June 16, 1999, and any adjournment thereof.

TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

                                             --------------------------------
                                               THE BOARD RECOMMENDS A VOTE
                                                  "FOR" ALL PROPOSALS.
                                             --------------------------------


                                          ------------------------------------


                                          ------------------------------------
                                                     Signature(s)

                                             Date __________________,1999

                                             Owners please sign as names appear
                                             at left. Executors, administrators,
                                             trustees, etc., should indicate
                                             position when signing.

    ---------------------------------------------------------------------------
         PLEASE REFER TO SECTION A - OVERVIEW (PAGE 3) OF THE PROXY STATEMENT
              TO DETERMINE WHICH PROPOSALS ARE APPLICABLE TO YOUR FUND.
    ---------------------------------------------------------------------------

                Please vote by filling in the appropriate boxes below.


             V Please fold and detach card at perforation before mailing V

1.  Election of Board members. (ALL FUNDS)                                      FOR     WITHHOLD      EXCEPTION
                                                                                ALL        ALL
   (01) Gumer C. Alvero    (02) Rodney P. Burwell  (03) James M. Jensen         / /        / /           / /          1.
   (04) Jean B. Keffeler   (05) Richard W. Kling   (06) Thomas R. McBurney

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
   NOMINEE, MARK THE "EXCEPTION" BOX AND PRINT THE NOMINEE'S
   NAME ON THIS LINE. ______________________________________

                                                                                FOR      AGAINST        ABSTAIN
2.  Ratify the selection of independent auditors  (ALL FUNDS)                   / /        / /           / /          2.

3.  Changes to investment policies  (SEE OVERVIEW-PAGE 3)                       FOR      AGAINST        ABSTAIN
   3.1  Borrow or lend to other funds    3.6  Pledging or mortgaging            ALL        ALL            ALL
   3.2  Prohibited conflict of interest  3.7  Exploration programs              / /        / /            / /         3.
   3.3  Senior securities                3.8  Control or manage
   3.4  Transactions with affiliates     3.9  Concentration
   3.5  Other investment companies

  IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, APPLICABLE TO YOUR FUND, WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

  ---------------------------------------------------------------------

                            PLEASE VOTE YOUR PROXY TODAY

         PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.


               CHOOSE THE VOTING METHOD THAT'S MOST CONVENIENT FOR YOU.

1. VOTE BY MAIL: Sign and date your proxy card(s) and return them in the enclosed postage-paid envelope. NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

2. VOTE BY PHONE: Dial 1-800-597-7014, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www.proxyweb.com, enter your CONTROL NUMBER and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

                       IF YOU VOTE BY PHONE OR THE INTERNET,
                      PLEASE DO NOT RETURN YOUR PROXY CARD(S).